UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

December 13, 2007

____________________________

HYDROGEN CORPORATION
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

(Commission File Number)		(IRS Employer Identification No.)
0-32065	2 Juniper Street Versailles, PA 15132 (Address of Principal Executive Offices and zip code)	86-0965692

(412) 405-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 13, 2007, HydroGen Corporation (the “Company”) received a letter from the staff of The Nasdaq Stock Market informing it that, based on the appointment of Dr. Alton D. Romig, Jr. to the Company’s Board of Directors, as detailed in the Company’s Current Report on Form 8-K filed on December 11, 2007, the staff has determined that the Company complies with the independent director requirements for continued listing on The Nasdaq Captial Market as set forth in Marketplace Rule 4350(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 17, 2007	HYDROGEN CORPORATION

	By:	/s/ Joshua Tosteson
	Name:	Joshua Tosteson
	Title:	President